SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 1, 2009

Twin Disc, Incorporated

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:                                                                                                                                (262) 638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 1, 2009, Twin Disc International S.A. (“Twinsa”), a subsidiary of Twin Disc, Incorporated (the “Company”), via its Board of Directors, appointed H. Claude Fabry as a member of its Management Committee and entered into a Management Agreement (the “Agreement”) with Mr. Fabry.  Under the Agreement, Twinsa will pay to Mr. Fabry an annual fee of 144,000 Euro (the “Fee”).  The Agreement provides for an initial three-year term and establishes other mutually agreed benefits and conditions in accordance with Belgian law.

Mr. Fabry will also continue to serve as Vice President of International Distribution for the Company.  The remainder of his total annual base compensation (which, net of the Fee, is 51,346.80 U.S. Dollars, using the August 3, 2009, exchange rate of 1.42630 U.S. Dollars to 1 Euro) will be paid for these services.

A copy of the Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

EXHIBIT NUMBER             DESCRIPTION

10.1	Management Agreement between Twin Disc International S.A. and H. Claude Fabry

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 6, 2009	Twin Disc, Inc.

/s/ THOMAS E. VALENTYN
Thomas E. Valentyn
General Counsel & Secretary